UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

(Amendment No.     )

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STERLING BANCSHARES, INC.

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SBIB World class banking. Deep Texas roots. ® 3 Quarter 2010 Houston Dallas Fort Worth San Antonio Investor Presentation STERLING BANCSHARES rd

SBIB

Forward-looking Statements
xcept for historical information contained herein, this presentation contains “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this presentation was prepared.
The Company does not assume any obligation to update the forward-looking statements.
These statements provide our expectations but are not guarantees of future performance.
There are several factors, many beyond our control that could cause our results to differ significantly from expectations including: the timing and amount of revenues that may be recognized by the Company; continuation of current revenue and expense trends (including trends affecting charge-offs); our ability to integrate acquisitions and realize expected cost savings and revenue enhancements from acquisitions; unforeseen changes in the
Company’s markets; effects of changes in interest rates on our net interest margin;
changes in federal and state regulations and laws; adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of our allowance of credit losses; our ability to maintain or improve loan quality levels and origination volumes and competitive influences over product pricing.  Additional factors that could cause actual results or conditions to differ significantly from these forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K which has been filed with the Securities and Exchange Commission and are available at the
Securities and Exchange Commission’s web site (www.sec.gov).
E

SBIB

Strategic Intent
“We differentiate ourselves from other banks
within our markets by being focused on
providing competitive products and services to
all constituencies within the small to medium-
sized business segment with annual sales of
less than $100 million.”
World Class Banking. Deep Texas Roots.
®

SBIB

1. By assets as of June 30, 2010; Source: SNL Financial
Notes:
3. Unemployment rate as of August 2010 by MSA; Source: U.S. Bureau of Labor Statistics
6
th
largest independent bank
headquartered in Texas
(1)
• #13 deposit market share overall
Operating in 3 of the 10 largest cities
in the U.S.
Target market: Small and medium-
sized businesses
$5 billion in total assets
2. Includes Kerrville
Leading Texas Franchise
Rank City
Popl’n
(MM)
Deposits
($Bn)
Unempl. Rate
(3)
(%)
Proj. 5-Yr. Popl’n
Growth(%)
1 New York 8.4 480 8.8 2.1
2 Los Angeles 4.0 81 12.1 2.1
3 Chicago 2.9 121 9.8 (0.5)
4 Houston 2.2 86 8.7 5.6
5 Phoenix 1.6 29 9.1 6.0
6 Philadelphia 1.4 46 9.4 (2.7)
7 San Antonio 1.3 18 7.6 6.4
8 Dallas 1.3 87 8.4 3.4
9 San Diego 1.3 25 10.6 3.2
10 San Jose 1.0 22 11.2 4.3
Sizeable Market Opportunities for Growth
=  Sterling markets
10 Largest U.S. Cities
MSA
Deposits
($MM)
% of
Market Rank
Houston 3,232 2.7 6
San Antonio
(2)
603 2.7 9
Dallas/F.W. 268 0.2 45
Total 4,103 0.9 13
I10
I20
I40
I30
I45
I35
I37
Fort Worth
Dallas
San
Antonio
Houston
I27
I10 I10
I20 I20
I40 I40
I30 I30
I45 I45
I35 I35
I37 I37
Fort Worth
Dallas
San
Antonio
Houston
I27 I27 I27

SBIB

Houston
-Population Growth (27.6% ’00-’10)
-Home to 25 Fortune 500 Companies
-NASA Johnson Space Center
-Home to over 105,000 businesses
-Energy Capital
-Port of Houston
-Texas Medical Center
Dallas / Fort Worth
-Population Growth (26.7% ’00-’10)
-Home to 24 Fortune 500 Companies
-Transportation and Telecom Industries
-Distribution center of the Southwest
-Diverse Industry Composition
-Home to more than 120,000 businesses
San Antonio
-Population Growth (23.4% ’00-’10)
-Home to 4 Fortune 500 Companies
-Large Tourism and Convention
Industry
-Growing Healthcare and Bioscience
Industry
-Large Military Presence
-Home to over 33,000 businesses
Sources: Texas Workforce Commission, Fortune, Greater Houston Partnership, SA Chamber, Dallas Chamber, SNL Financial
Our Core Markets – Texas Advantage

Change in Nonfarm Employment
Five Most Populous States
California
-0.3%
Texas
1.5%
New York
-0.2%
Florida
0.4%
Illinois
0.1%
09/09
09/10
0
3
6
9
12
15
Millions of Jobs

220
200
180
160
140
120
100
80
Jan-00
Apr-01
Jul-02
Oct-03
Jan-05
Apr-06
Jul-07
Oct-08
May-10
20 City Composite
Dallas

12%
10%
8%
6%
4%
2%
4.9%
5.3%
4.4%
4.6%
5.0%
4.4%
7.4%
5.6%
10.0%
8.0%
9.6%
8.1%
2005
2006
2007
2008
2009
Sep-10
U.S. Unemployment Rate
Texas Unemployment Rate

NASDAQ
STERLING BANCSHARES

SBIB

Sources: Bureau of Economic Analysis, TX Comptroller, Bureau of Labor Statistics, Standard & Poor’s
S&P Case-Shiller House Price Index, S.A.
Texas: Among Strongest Economies in U.S.
Unemployment
Texas outperforming the U.S. Economy
• $1.2 trillion economy, 2nd largest in the country, 11th
largest in the world
• Late to enter the recession; rapid exit and continued
growth projected
Home prices did not rise or fall with the rest of the nation
Job losses not as pronounced in Texas

SBIB

Sterling’s Competitive
Advantage
The ability to create lasting
relationships
by meeting the business
and personal banking needs of business owners, their employees, and their families and friends.
Therefore, our
advantage
is realized through:
•
Our bankers
•
Our values
•
Our focus on our market segment in metro areas of Texas

SBIB

Internal Growth
Attracting bankers who focus on our market segment (small and medium-sized businesses)
Generating new bankers within Sterling
Producing new relationships from our existing bankers by taking market share from larger banks
Expanding existing customer relationships
Opening new locations

SBIB

Strategic Acquisitions
Mergers / acquisitions since 2001
Acquired Institution Year
Assets
(in millions) Locations
First Horizon Branches (DFW) (1) 2008 $86 10
MBM Advisors, Inc. (Hou) (2) 2007 n/a n/a
Partners Bank of Texas (Hou) 2007 $191 4
Bank of the Hills (SA) 2006 $328 5
Oaks Bank & Trust (Dal) 2005 $128 5
Plaza Bank (SA) 2003 $83 3
Eagle National (Dal) 2002 $71 1
Community (Hou) 2001 $118 1
Lone Star (Hou) 2001 $165 3
Camino Real (SA) 2001 $284 8
Note:
1. Not a whole bank acquisition (branch purchase)
2. Retirement plan specialist for pension, profit sharing, 457, 401(a), and 401(k) plans

SBIB

Business Lines that Support
Core Growth
Treasury Management
Wealth Management (Private Client Services)
- MBM Advisors, Inc. (Retirement plan design firm for small and medium-
sized businesses)
- Full-service financial planning services
International Banking
- Letters of Credit
- U.S. Export-Import Bank Financing
Factoring
- Outsourced to third-party provider (fee income generation)
Energy Lending
- Approximately $126 million in outstanding loans (primarily Shared
National Credits)

SBIB

Attractive banking franchise operating in key Texas markets
Valuable core deposit base
Enhanced risk management team and improved credit processes
Aggressively managing and resolving problem assets
Culture focused on transparency and accountability
Favorable deposit gathering results
Business Highlights

SBIB

Net income of $4.5 million, or $0.04 per
share for 3Q’10
Provision for credit losses declined $1.6
million linked-quarter
Noninterest bearing deposits increased
$154 million or 14%, 3Q’10 as
compared to 3Q’09
• Loan-to-deposit ratio decreased to
72% as of 3Q’10 from 86% in 3Q’09
Allowance for credit losses to period-
end loans increased to 2.88%
NPAs decreased $6 million in 3Q’10
Capital ratios remain strong
3Q’10 Financial Highlights
3Q’10 Financial Highlights ($MM, except per share amounts)
3Q’10 2Q’10 3Q’09
Net Interest Income $42.2 $42.9 $47.9
Provision for Credit Losses  7.7  9.3  56.1
Non-Interest Income 9.5  8.5  9.1
Non-Interest Expenses  37.8  40.8  40.1
Net Income (loss) to common 4.5  0.6  (24.7)
Diluted EPS 0.04  0.01  (0.30)
Total Loans $2,870 $2,999 $3,351
Total Deposits 4,103 4,151 4,007
Net Interest Margin 3.68% 3.74% 4.20%
Efficiency Ratio 72.5 78.8 69.6
NCOs / Average Loans 1.01 0.83 4.27
NPLs / Loans 5.71 5.54 2.83
Allowance / Period-end Loans 2.88 2.75 2.18
Tangible Equity / Tangible Assets 9.13 9.01 7.70
Tier 1 Ratio 15.2 14.5 11.2

5
4
3
2
1
0
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2008
2009
2010

NASDAQ
STERLING BANCSHARES

SBIB

Valuable core deposit base
• 85% of deposits as of 3Q 2010
• 62 bps cost during 3Q 2010
Track record of increasing market share
in core markets
Deep banking relationships with existing
customers
Opportunities for fee income growth
• Cross-sell financial products and
services
• Expansion of MBM Advisors
(retirement plan design firm for small
and medium-sized businesses)
Well positioned asset sensitive profile
Balance sheet positioned for growth
(72% Loan-to-Deposit Ratio)
Attractive Long-Term Franchise
Deposit Breakdown
$Bn
Noninterest-bearing Demand Interest-bearing Demand
Total Time Deposits
Interest Rate Sensitivity as at 9/30/2010
Changes in Interest Rates (Basis
Points)
Increase / Decrease in
Net Interest Income (%)
+300 13.8%
+200 11.2%
+100 7.0%
Base 0.00%
-100 -8.5%

SBIB

Loan Mix
3Q 2010 Period End
CRE and C&D Loans
$1.9 billion
Other
26%
Office and Office /
Warehouse
20%
Retail
18%
Acquisition &
Land Development
10%
Hospitality
15%
1 to 4 Family
3%
Industrial Warehouse
5%
Multifamily
3%
Total Loans HFI by Collateral Type*
$2.9 billion
CRE / C&D
Detail
Residential
Construction
1%
Commercial Construction
& Development
8%
Commercial
Real Estate
35%
Commercial
Owner-
Occupied
Real Estate
(CRE)
21%
Consumer
2%
Residential
Mortgage
13%
Commercial
& Industrial
16%
Energy
(C&I)
4%

SBIB

• Reserve based loans are collateralized by oil & gas reserves
• Maximum loan amount is governed by a Borrowing Base
• The Borrowing Base is re-calculated every 6 months using:
Conservative third-party analysis of reserves and
production volumes utilizing lower than prevailing market
prices
The Borrowing Base is generally 65% or less of the
calculated reserve value
Borrowing Base is also subject to a Corporate Cash Flow
Analysis to assure sufficient liquidity for G&A and other
corporate expenses
Result: The Borrowing Base amount is significantly
less than the prevailing market value of the oil & gas
collateral
• The loss history for a properly structured reserve-based loan portfolio approaches zero
• Reserve collateral base consists of 100% on-shore domestic production
Oil & Gas Reserve Based Lending
Outstanding Energy Portfolio
($126MM)
Upstream Oil Sector ($126MM)
Upstream
100%
Midstream
0%
Oil Reserves
45%
Gas Reserves
55%
Upstream
Detail

SBIB

Sterling does not own any CDOs (including Trust Preferred Securities), CMBS, or any securities backed by sub-primes mortgages in its securities portfolio
Low Risk Investment Portfolio
3Q 2010 Period End
Investment Portfolio (AFS & HTM) As of 9/30/10
Tax Equivalent Yield 3.2%
Weighted Average Life 3.3 years
Effective Duration 1.8
$1.45 billion
Fixed Rate
74%
Variable Rate
26%
CMOs
41%
Munis
8%
Other
1%
MBSs
45%
100% of securities
are Level 1 or Level 2
US Agencies
5%

SBIB

Reduced commercial real estate, construction, and mid-stream energy exposure
• Non-owner occupied CRE and Construction & Development Loans down a combined 23%, or $383 million (3Q’10 compared to 3Q’08)
• Energy loans down 71%, or $313 million (3Q’10 compared to 3Q’08)
Enhanced Credit Administration and actively managing troubled credits
• Bob Smith, 29 years experience, appointed Chief Credit Officer
• CEO Downey Bridgwater assumed additional role of Chief Risk Officer
• Thorough quarterly reviews of all credits >$1 million
• Weekly meeting on all loans w/ potential to be >30 days past due at month-end
• Enhanced Loan Review and Special Assets staff
Significantly increased balance sheet liquidity
• Loan to deposit ratio down to 72% from 105% (3Q’10 compared to 3Q’08)
• Wholesale borrowings down over 84% since 3Q’08
Addressing Concerns

6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.88
2.31
2.75
3.22
2.83
3.16
4.36
5.54
5.71
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 2Q'10

60
40
24
21
18
15
12
9
6
3
0
10.1
5.8
7.5
3.5
9.0
2.0
11.5
15.1
56.1
37.4
11.0
6.3
22.9
21.0
9.3
6.3
7.7
7.4
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10
Provision for Credit Losses
Net Charge-Offs

3.0
2.0
1.0
0.0
1.21
1.30
1.52
1.50
2.09
2.30
2.46
2.70
2.81
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10

NASDAQ
STERLING BANCSHARES

SBIB

Proactive Approach to Credit
NPLs / Loans
(1)
%
ALL/ Loans
%
Provision for Credit Losses and Net Charge-Offs
$MM
Note:
1. NPLs do not include performing Troubled Debt Restructurings
Challenges identified and being addressed
Proactive portfolio management:
• Identifying and writing down troubled assets
• Selling problem loans and monitoring market for additional loan sale opportunities
• Reducing exposure to C&D loans and non-owner occupied
CRE
• Aggressively built reserves

180
160
140
120
100
80
60
40
20
0
87.5
16.0
29.2
42.3
102.5
25.0
29.2
48.3
114.1
32.4
19.0
62.7
95.0
26.2
16.0
52.8
102.6
33.1
69.5
135.9
45.0
90.9
54.0
112.2
52.0
111.8
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
Capital Markets & SBA
Semgroup
TX Portfolio

40.0
30.0
20.0
10.0
0.0
3.5
2.0
15.1
0.1
9.6
5.4
37.4
17.1
2.0
18.3
6.3
0.8
5.5
21.0
6.7
14.3
6.3
3.5
2.8
7.4
2.2
5.3
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
Capital Markets & SBA
Semgroup
TX Portfolio

NASDAQ
STERLING
BANCSHARES

SBIB

Disproportionate Problem Loans from Capital
Markets and SBA
Total Loans
$2.9 Billion
Nonperforming Loans
$164 Million
Net Charge-Offs
$MM
Nonperforming Loans
$MM
Disproportionate %
of non-Texas
Capital Markets &
SBA nonperf. loans
Note:
1. Capital Markets & SBA are all non-Texas
(1)
(1)
Capital Markets & SBA CRE
(Non-Texas)
11%
CRE and Construction &
Development
54%
Other
35%
Capital Markets & SBA CRE
(Non-Texas)
32%
CRE and Construction &
Development
51%
Other
17%
Part of
CRE and
C&D
Part of
CRE and
C&D

20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10
11.82%
14.94%
15.37%
13.92%
13.95%
14.41%
16.92%
17.04%
17.88%
9.18%
12.14%
12.49%
11.27%
11.20%
11.61%
14.08%
14.45%
15.23%
8.12%
10.57%
10.59%
9.42%
8.88%
8.89%
10.64%
10.32%
10.53%
6.60%
9.32%
9.42%
8.13%
7.70%
7.48%
8.96%
9.01%
9.13%
Total Risk Based Capital Ratio
Tier 1 Capital Ratio
Leverage Ratio
Tangible Capital Ratio

NASDAQ STERLING BANCSHARES

SBIB Page 20 Capital Redeemed $125MM TARP Preferred Stock and Raised $55 million in common equity in 2Q’09; Raised $86.9 million in common equity in 1Q’10

SBIB

Notes:
1. Regional peers includes 50 KRX index regional bank constituents, 2Q’10 as reported (mean); Source: SNL Financial
Regional peers (1)
Sterling 3Q’10
“Well capitalized” threshold
Tg. Common / Tg. Assets
Tier 1 Leverage Ratio Tier 1 Capital
6%
16.2%
9.9%
8.2%
10.5%
9.1%
17.9%
Capital ratios are comfortably higher than peers
14.4%
15.2%
Total Risk Based Capital
10%
Industry Capital Ratios Headed Higher

5.2%
4.8%
4.4%
4.0%
3.6%
3.2%
4.47%
4.66%
4.90%
4.77%
4.55%
4.22%
3.89%
3.87%
3.92%
3.86%
3.76%
3.69%
3.62%
3.74%
2004
2005
2006
2007
2008
2009
LTM 3Q'10
SBIB
Regional Peers

NASDAQ
STERLING BANCSHARES

SBIB

Net Interest Margin
1. Regional peers includes 50 KRX regional bank index constituents as reported through 3Q’10 (mean); Source: SNL Financial
2. Net interest margin for the twelve months ended Sept.30, 2010; Source: SNL Financial
(1)
Despite 25 bps Fed Funds rate, Sterling’s margin remains healthy
Notes:
(2)

$0.68
$0.48
$0.28
$0.08
($0.12)
($0.32)
$0.37
$0.53
$0.66
$0.72
$0.52
$(0.28)
$(0.06)
$0.01
$0.04
2004
2005
2006
2007
2008
2009
1Q'10
2Q'10
3Q'10

NASDAQ STERLING BANCSHARES

SBIB

2009 impacted by additional FDIC insurance expense, increased loan loss provision, severance expense, and TARP preferred dividend payment;
YTD 2010 impacted by elevated loan loss provision
Earnings Per Share
(Diluted)

100.0
80.0
60.0
40.0
20.0
0.0
66.5
71.8
82.5
85.9
64.4
36.1
2005
2006
2007
2008
2009
YTD 2010
Pre-tax Pre-provision Earnings

NASDAQ
STERLING BANCSHARES

SBIB Page 24 Significant Pre-tax Pre-provision Income Generation $MM Earnings power remains solid despite credit cycle and extreme low interest rate environment

SBIB

Capital
Loan Portfolio
Valuable Deposit
Franchise
Core Earnings
Strength
High percentage of common equity in capital composition
Positioned well relative to peers and for higher industry capital expectations
Substantial cushion for any further economic deterioration
Well positioned to take advantage of future growth opportunities
Proactively addressing credit exposures through charge-offs, loan sales and reserve build
Enhanced risk management team – aggressively monitoring troubled credits
De-risking balance sheet through reduced non-owner occupied CRE and C&D exposure
Favorable deposit gathering results in key Texas markets
Strong noninterest-bearing component (30% of total deposits)
Low cost deposit base (62 bps at 3Q’10)
Strong historic pre-tax, pre-provision earnings generation capabilities
Asset sensitive profile well positioned for rising interest rate environment
Supplement noninterest earnings diversification through MBM Advisors
Ongoing expense management and cost reduction efforts
Well Positioned For The Future

SBIB Investor Presentation Houston Dallas Fort Worth San Antonio World class banking. Deep Texas roots. ® November 4, 2010 STERLING BANCSHARES

SBIB

This communication may be deemed a “solicitation” under the rules of the Securities and
Exchange Commission in connection with Sterling Bancshares’ 2011 annual meeting of shareholders. Sterling will be filing a proxy statement with the SEC in connection with the solicitation of proxies for its 2011 annual meeting of shareholders. Shareholders are strongly advised to read Sterling’s 2011 proxy statement when it becomes available because it will contain important information. Shareholders will be able to obtain copies of Sterling’s 2011 proxy statement and other documents filed by Sterling with the SEC in connection with its
2011 annual meeting of shareholders at the SEC’s website at www.sec.gov or at the Investor
Relations section of Sterling’s website at www.banksterling.com. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies from shareholders in connection with Sterling Bancshares’ 2011 annual meeting of shareholders is available on a Schedule 14A filed with the SEC on March 5,
2010, and on Forms 8-K filed with the SEC on June 25, 2010 and July 12, 2010.

SBIB Investor Presentation Appendix

SBIB

Reconciliation of GAAP to Non-GAAP
Measures
Notes:
1. In contrast to GAAP-basis measures, tangible common equity and tangible assets exclude the effect of goodwill and other intangibles.  Management reviews tangible common equity and tangible assets as ongoing measures and has included this information because of current interest in the industry.  The methodology for calculating tangible common equity and tangible assets may vary between companies.
(1)
($000s) 9/30/2010
Computation of tangible common equity to tangible assets:
Total SBIB shareholders' equity $626,802
Less:
Goodwill 173,210
Core deposits and other intangibles, net 10,004
Tangible common equity $443,588
Total assets $5,039,621
Less:
Goodwill 173,210
Core deposits and other intangibles, net 10,004
Tangible assets $4,856,407
Tangible common equity to tangible assets 9.13%